SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 18, 2000



                                  MARKETU INC.
                              ------ -------------
             (Exact name of Registrant as specified in its charter)



     Nevada                              0-29087                 98-0173359
--------------------                 -------------------      ----------------
(State or other jurisdiction        (Commission File No.)     (IRS Employer
of incorporation)                                            Identification No.)



          33613 2nd Avenue, Mission, British Columbia, Canada V2V 6T8 (Address of principal executive offices, including Zip Code)


        Registrant's telephone number, including area code: (604) 820-7282
                                                            ---------------





                                       N/A
                 ---------------------------------------- ----
          (Former name or former address if changed since last report)




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Item 4.  Change in Registrant's Certifying Accountant

      Effective October 18, 2000 the Company retained KPMG LLP ("KPMG") to act as its auditors. In this regard KPMG replaced Morgan & Company which resigned as the Company's auditors on October 18, 2000. Morgan & Company audited the Company's financial statements for the fiscal years ended July 31, 1999 and 1998. The reports of Morgan & Company for these fiscal years did not contain an adverse opinion, or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and subsequent interim period ending October 18, 2000, there were no disagreements with Morgan & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Morgan & Company would have caused Morgan & Company to make reference to such disagreements in its reports.

      The Company has authorized Morgan & Company to discuss any matter relating to the Company's operations with KPMG.

      The change in auditors was recommended and approved by the Company's board of directors. The Company does not have an audit committee.

      During the two most recent fiscal years and subsequent interim period ending October 18, 2000 the Company did not consult with KPMG regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or what is defined as a reportable event by the Securities and Exchange Commission.

      KPMG has reviewed the disclosures contained in this 8-K report. The Company has advised KPMG that it has the opportunity to furnish the Company with a letter addressed to the Securities and Exchange Commission concerning any new information, clarifying the Company's disclosures herein, or stating any reason why KPMG does not agree with any statements made by the Company in this report. KPMG has advised the Company that nothing has come to its attention which would cause it to believe that any such letter was necessary.

Item 7.     Financial Statements, Exhibits and Pro Forma Financial Information

      (a)   Not Applicable

      (b)   Not Applicable

      (c)   Exhibits

            16.1  Letter from former auditors confirming information in Item 4.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   October 19, 2000

                                  MARKETU INC.


                                          By: /s/ Kenneth Galpin
                                              --------------------------------
                                              President and a Director